                                                                 EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this quarterly report on Form 10-Q for the quarter ended September 30, 2001, of Southern California Edison
Company into the previously filed Registration Statements which follow:

                 Registration Form               File No.                  Effective Date
                 -----------------               --------                  --------------

                  Form S-3                      33-50251                 September 21, 1993
                  Form S-3                      333-44778                September 7, 2000

ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Los Angeles, California
November 8, 2001